UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2009
___________

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  On April 20, 2009, the CarMax, Inc. (the “Company”) board of directors (the “Board”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”).  Section 3.3 of the Bylaws was amended to permit non-management directors to serve on the executive committee of the Board and to grant the executive committee all of the authority of the Board except to the extent such authority is otherwise limited by the Bylaws.

The description of the amendments to the Bylaws herein is a summary of the amendments and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated April 20, 2009, which is filed herewith as Exhibit 3.1 and is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
	Exhibit Number	Description of Exhibit
	3.1	CarMax, Inc. Bylaws, as amended and restated April 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: April 22, 2009	By:	/s/ Eric M. Margolin
Eric M. Margolin
Senior Vice President,
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit
3.1	CarMax, Inc. Bylaws, as amended and restated April 20, 2009